UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2013

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

On October 9, 2013, Cumulus Media Inc. (the “Company”) issued a press release announcing the pricing of the previously announced issuance and sale by the Company of 16,400,000 shares of the Company’s Class A common stock in an underwritten public offering (the “Offering”). As a component of the Offering, the Company granted the underwriters thereof (the “Underwriters”) a 30-day option to purchase up to an additional 2,460,000 shares of Class A common stock from the Company (the “Option”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

On October 11, 2013, the Underwriters notified the Company of their exercise, in full, of the Option.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 incorporated by reference herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 8.01 — Other Events.

The Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-191439) in connection with the Offering:

1.	Underwriting Agreement, dated as of October 9, 2013, by and between the Company and RBC Capital Markets, LLC, acting as representative of the several underwriters named therein.

2.	Opinion of Jones Day.

3.	Consent of Jones Day (included in Exhibit 5.1).

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of October 9, 2013, by and between Cumulus Media Inc. and RBC Capital Markets, LLC, acting as representative of the several underwriters named therein

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

99.1	Press release, dated October 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ J.P. Hannan
Name:	J.P. Hannan
Title:	Senior Vice President, Treasurer and
Chief Financial Officer

Date: October 15, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of October 9, 2013, by and between Cumulus Media Inc. and RBC Capital Markets, LLC, acting as representative of the several underwriters named therein

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

99.1	Press release, dated October 9, 2013